SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 7, 2002

CITIZENS SOUTH BANKING CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	0-23971	54-2069979
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

245 West Main Avenue, Gastonia, North Carolina	28053
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 704-868-5200 Not Applicable (Former name or former address, if changed since last report)

Items 1 through 6 and 8:   Not Applicable

Item 7.   Financial Statements and Exhibits

        (c) Exhibits.

        The following Exhibit is furnished as part of this report:

99.1: Text of written presentation Citizens South Banking Corporation intends to make available to interested analysts during the quarter ending December 31, 2002 which includes, among other things, a review of results and trends through the period ended September 30, 2002.

ITEM 9. REGULATION FD DISCLOSURE.

Citizens South Banking Corporation presented to interested analysts its written investor presentation material, which includes among other things, a review of financial results and trends through the period ended September 30, 2002.

The information provided pursuant hereto shall not be deemed incorporated by reference by any general statement incorporating by reference this Form 8-K into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DATE: November 7, 2002	CITIZENS SOUTH BANKING CORPORATION By: /s/ Kim S. Price ———————————————— Kim S. Price President and Chief Executive Officer

EXHIBIT 99.1 Investor Presentation Material